UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): January 7, 2005

                       CTT INTERNATIONAL DISTRIBUTORS INC.
               (Exact name of registrant as specified in charter)

            DELAWARE                  0-30919                   98-6218467
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)

        1145 WEST 7TH AVENUE, VANCOUVER, BRITISH COLUMBIA V6H 1B5, CANADA
               (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (604) 733-2600
                                   Copies to:
                                 Marc Ross, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On January 5, 2005, the Board of Directors of CTT International Distributors Inc. (f/k/a Slabsdirect.com, Inc.)(the "Company") approved the merging of its wholly-owned subsidiary into the Company through the filing of a certificate of ownership with the State of Delaware. As a result, the Company changed its name to CTT International Distributors Inc. The effective date of the merger and name change was January 7, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.       Description of Exhibit
         -----------       ----------------------

         3.1 Certificate of Ownership of Slabsdirect.com, inc. and CTT International Distributors Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CTT INTERNATIONAL DISTRIBUTORS INC.



Date:  January 11, 2005                     /s/ Amit Sankhala
                                            -----------------------
                                            Amit Sankhala,
                                            Chief Executive Officer



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